UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2016

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.             Completion of an Acquisition or Disposition of Assets

On March 29, 2016, CTC Media, Inc., a Delaware corporation (the “Company”), announced that the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) has issued a license authorizing the Company to proceed with the merger that was approved by the Company’s stockholders in December 2015. The Company also provided an update on the anticipated timing of the merger, as described in the Company’s press release attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.             Other Events

On March 29, 2016, the Company issued a press release announcing its receipt of the OFAC license and the anticipated timing of the Merger, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

(d)           Exhibits

99.1        Press release dated March 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: March 30, 2016
	By:	/s/ JEAN-PIERRE MOREL
Name: Jean-Pierre Morel
Title: Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 29, 2016.